Applife Digital Solutions and The Awareness Group Announce Reverse Merger Agreement

•The Awareness Group (TAG), led by industry veteran Pablo Diaz, is an emerging alternative energy company with solar, blockchain, marketing and fintech assets

•TAG has acquired five alternative energy-related companies over the past six months that will form the foundation of its aggressive organic and inorganic growth strategy to provide an all-inclusive, all-encompassing solution to residential and commercial customers within the alternative energy space

•The companies have signed a binding letter of intent (LOI) and are targeting a close before December 31, 2023

San Francisco, CA/Scottsdale, AZ -- November 28, 2023 – Applife Digital Solutions Inc. (OTCQB:ALDS)(“ALDS”), a business incubator and portfolio manager that invests in and creates e-commerce and cloud-based solutions, and The Awareness Group LLC, an emerging leader in the alternative energy space, today announced the companies have signed a binding term sheet and LOI for a reverse merger, providing a path for TAG becoming publicly listed on the OTCQB under the ALDS ticker once a definitive business agreement is signed.

“I am very excited about the potential for ALDS shareholders by bringing TAG and ALDS together,” said Matthew Reid, CEO of ALDS. “This combination immediately brings scale to ALDS and will help both companies access the structured capital in place needed to drive future growth in their respective businesses.”

“This reverse merger is the next step in TAG’s growth strategy to create a multi-hundred million dollar company over the next few years,” said Pablo Diaz, founder, chairman and CEO of TAG. “I believe this merger will benefit both TAG and ALDS businesses by providing a stronger vehicle to fund each company’s growth strategy and giving existing ALDS shareholders the ability to benefit from the combined scale of our businesses. Our team has created significant shareholder value via two prior public solar enterprises, and our goal is to exceed these past successes at TAG.

To date, we have acquired five companies that will serve as the foundational assets for the business, including solar, fintech and unique alternative energy blockchain assets. We believe our proven, proprietary growth programs have the potential to create at least $40 million in revenue in 2024 through organic growth. Additionally, we have a bespoke M&A strategy that can add complementary businesses to create significant synergies by combining with TAG.”

“As an example of the potential strength of the TAG model, we tested our proprietary growth programs with three potential acquisition targets before acquiring our foundational assets. During these 40 days, with no growth capital invested, we created a $25 million revenue pipeline without having all the pieces to the pie as we do now. In the coming weeks, TAG and ALDS will release additional information to educate existing ALDS and potential new shareholders leading up to the closing of this merger.”

The TAG Model

TAG is introducing the next evolution of a growth model pioneered by Diaz in two prior public ventures that drove 10X revenue growth within the first year of implementation. The TAG GRID, The Alternative Energy Solutions Network, is at the heart of a national dealer network of solar sales organizations, which also includes project funding through industry leading lending solutions to both the residential and commercial, materials procurement for all TAG funded projects and installation solutions through its national network of residential and commercial solar construction and installation contractors. This unique model helps each part of the ecosystem grow through robust, simple-to-use technology platforms. Additionally, TAG brings a carbon credits validation and trading platform and an alternative energy crypto incentive program that enables network members and end customers to further benefit from the TAG Network.

TAG acquired five companies during the second half of 2023, forming the foundation for future growth. The acquired companies have produced approximately $16 million in year-to-date pro-forma revenue as of October 30, 2023, and will be targeting more than $40 million in revenue in 2024 as the Company implements its growth model.

Merger Terms: Key Highlights

Under the term sheet, following the signing of the definitive agreement, the following will occur:

•ALDS will issue common stock to TAG, representing simple majority ownership of ALDS;

•TAG will appoint a majority of the board of directors and shall have sole approval over TAG operations and ALDS board of directors shall have sole approval over ALDS operations;

•TAG and ALDS management will each continue to run their respective businesses separately, with current ALDS CEO Matthew Reid and current TAG CEO Pablo Diaz, becoming co-CEOs;

•ALDS will remain an SEC fully-reporting entity.

TAG will gain the following rights upon generating $35 million in cumulative gross revenue within ten months of signing the definitive agreement, as reported in ALDS public filings with the SEC.

•TAG restrictions on its simple majority shares shall be removed;

•TAG’s CFO will lead the public company making sure that all financial operations are fully reported and are similar to other public companies of similar financial scale to TAG and TAG will be able to appoint its own SEC counsel.

TAG will gain the following rights upon generating $70M in cumulative gross revenue, as reported in ALDS public filings with the SEC.

•TAG shall appoint its own third party servicers for the public company;

•TAG shall become supermajority share owner of the public company and begin the process of changing the ticker.

About Applife Digital Solutions Inc.

APPlife Digital Solutions (OTCQB: ALDS) creates, invests, and builds e-commerce and cloud-based solutions for work, home, recreation, and research. Through its portfolio companies, APPlife develops life solutions for everyday issues and needs. Current projects include Rooster Essentials, an e-commerce platform of curated grooming products for men, one of the fastest-growing markets in the consumer brands space. OfficeHop, an online rental marketplace for private offices, meeting rooms, lunch meetings, and creative spaces – imagine vacation rentals, but for office space. B2BCHX, an accredited resource for background checks on Chinese companies.  Recently, APPlife acquired the assets of LeSalon a tech system that allows beauty professionals to manage their bookings/calendar and for registered and verified users to connect with those verified professionals and meet at a location the user chooses.  LeSalon is currently operating in London and APPlife intends to roll-out LeSalon throughout the U.S.

About The Awareness Group

Innovation is at the heart of The Awareness Group. TAG is building a comprehensive national platform for alternative energy services and solutions targeting commercial and residential customers. With a unique growth model, TAG has acquired five companies across the alternative energy space, ranging from national project funding solutions, solar lead generation, sales and installation services to blockchain and a digital carbon and renewable energy credits marketplace. TAG is structured for organic growth complemented by a highly synergistic corporate development strategy focused on expanding current business lines and adding innovative technologies. The Company aims to quickly build a profitable, multi-$100 million company over the next few years and create significant value for customers, employees, partners, and current and prospective investors.

Forward Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding The Awareness Group’s (“TAG”) reverse merger with APPlife Digital Solutions, Inc. ALDS, TAG’s ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of TAG and ALDS and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of TAG or ALDS. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the reverse merger, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of TAG or ALDS is not obtained; failure to realize the anticipated benefits of the reverse merger; risk relating to the uncertainty of the projected financial information with respect to ALDS; TAG’s ability to implement its business and growth strategy; changes in governmental regulation, ALDS’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to ALDS’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; ALDS’s ability to comply with applicable or unforeseen regulations; competitive pressures from many sources, including those, having more experience and better financing.

More information on potential factors that could affect TAG’s or ALDS's financial results is included from time to time in TAG's and/or ALDS’s public reports filed with the SEC, including their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. If any of these risks materialize or TAG's or ALDS's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither TAG nor ALDS presently know, or that TAG and ALDS currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect

TAG's and ALDS's expectations, plans or forecasts of future events and views as of the date of this communication. TAG and ALDS anticipate that subsequent events and developments will cause their assessments to change. However, while TAG and ALDS may elect to update these forward-looking statements at some point in the future, TAG and ALDS specifically disclaim any obligation.

Applife Digital Solutions Contact Information:

Investor Relations

Tel: (585) 232-5440

Email: jody@applifedigital.com

The Awareness Group Investor Relations and Media Contact:

Brian Siegel, IRC®, M.B.A.

Senior Managing Director

Hayden IR

(346) 396-8696

brian@haydenir.com